UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 7, 2015

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, Warren, New Jersey	07059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 903-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Item 9.01 Financial Statements and Exhibits

Signatures

Exhibit Index to Current Report on Form 8-K dated April 7, 2015

Press release dated April  7, 2015 (furnished pursuant to Item 7.01 of Form 8-K)

Item 7.01	Regulation FD Disclosure.

On April 7, 2015, The Chubb Corporation issued a press release announcing its estimate of the impact of losses from catastrophes for the first quarter of 2015. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated April 7, 2015 (furnished pursuant to Item 7.01 of Form 8-K)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHUBB CORPORATION

Date: April 7, 2015	By:	/s/ John J. Kennedy
	Name:	John J. Kennedy
	Title:	Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

DATED APRIL 7, 2015

Exhibit No.	Description

99.1	Press release dated April 7, 2015 (furnished pursuant to Item 7.01 of Form 8-K)